                                                                    Exhibit 4.05



--------------------------------------------------------------------------------




                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                         NORTHERN STATES POWER COMPANY


                                       TO

                           BNY MIDWEST TRUST COMPANY
                                    TRUSTEE

                            DATED AS OF JUNE 1, 2002



                                SUPPLEMENTAL TO

                                TRUST INDENTURE
                             DATED FEBRUARY 1, 1937

                                      AND

                           SUPPLEMENTAL AND RESTATED
                             TRUST INDENTURE DATED
                                  MAY 1, 1988




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                               Page
ARTICLE I. SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF THE ORIGINAL INDENTURE.......................8
         SECTION 1.01.............................................................................................8

ARTICLE II. FORM AND EXECUTION OF BONDS..........................................................................10
         SECTION 2.01............................................................................................10
         SECTION 2.02............................................................................................11
         SECTION 2.02............................................................................................11
         SECTION 2.04............................................................................................11
         SECTION 2.05............................................................................................11
         SECTION 2.06............................................................................................11

ARTICLE III. APPOINTMENT OF AUTHENTICATING AGENT.................................................................12
         SECTION 3.01............................................................................................12
         SECTION 3.02............................................................................................12
         SECTION 3.03............................................................................................13
         SECTION 3.04............................................................................................13

ARTICLE IV. FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE.......................................13
         SECTION 4.02............................................................................................13
         SECTION 4.03............................................................................................13
         SECTION 4.04............................................................................................14
         SECTION 4.05............................................................................................14
         SECTION 4.06............................................................................................17

ARTICLE V. AMENDMENTS TO INDENTURE...............................................................................17
         SECTION 5.01............................................................................................17

ARTICLE VI. MISCELLANEOUS........................................................................................18
         SECTION 6.01............................................................................................18
         SECTION 6.02............................................................................................18
         SECTION 6.03............................................................................................18
         SECTION 6.04............................................................................................18
         SECTION 6.05............................................................................................19
         SECTION 6.06............................................................................................19

Schedule A......................................................................................................A-1

         SUPPLEMENTAL TRUST INDENTURE, made as of the 1ST day of June, 2002, but effective as of August 12, 2002, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, and BNY MIDWEST TRUST COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State and the successor to Harris Trust and Savings Bank, as Trustee (the "Trustee"), party of the second part;

                                   WITNESSETH:

         WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the "Predecessor Company"), heretofore has executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal, and mixed then owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and every of the bonds issued thereunder in accordance with the provisions thereof; and


         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and


         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:


DATE OF SUPPLEMENTAL TRUST INDENTURE                DESIGNATION OF SERIES
------------------------------------                -------------------------------------
February 1, 1944                                    Series due February 1, 1974 (retired)
October 1, 1945                                     Series due October 1, 1975 (retired)
July 1, 1948                                        Series due July 1, 1978 (retired)
August 1, 1949                                      Series due August 1, 1979 (retired)
June 1, 1952                                        Series due June 1, 1982 (retired)


DATE OF SUPPLEMENTAL TRUST INDENTURE                DESIGNATION OF SERIES
------------------------------------                -------------------------------------
October 1, 1954                                     Series due October 1, 1984 (retired)
September 1, 1956                                   Series due 1986 (retired)
August 1, 1957                                      Series due August 1, 1987 (redeemed)
July 1, 1958                                        Series due July 1, 1988 (retired)
December 1, 1960                                    Series due December 1, 1990 (retired)
August 1, 1961                                      Series due August 1, 1991 (retired)
June 1, 1962                                        Series due June 1, 1992 (retired)
September 1, 1963                                   Series due September 1, 1993 (retired)
August 1, 1966                                      Series due August 1, 1996 (redeemed)
June 1, 1967                                        Series due June 1, 1995 (redeemed)
October 1, 1967                                     Series due October 1, 1997 (redeemed)
May 1, 1968                                         Series due May 1, 1998 (redeemed)
October 1, 1969                                     Series due October 1, 1999 (redeemed)
February 1, 1971                                    Series due March 1, 2001 (redeemed)
May 1, 1971                                         Series due June 1, 2001 (redeemed)
February 1, 1972                                    Series due March 1, 2002 (redeemed)
January 1, 1973                                     Series due February 1, 2003 (redeemed)
January 1, 1974                                     Series due January 1, 2004 (redeemed)
September 1, 1974                                   Pollution Control Series A (redeemed)
April 1, 1975                                       Pollution Control Series B (redeemed)
May 1, 1975                                         Series due May 1, 2005 (redeemed)
March 1, 1976                                       Pollution Control Series C (retired)
June 1, 1981                                        Pollution Control Series D, E and F (redeemed)
December 1, 1981                                    Series due December 1, 2011 (redeemed)
May 1, 1983                                         Series due May 1, 2013 (redeemed)
December 1, 1983                                    Pollution Control Series G (redeemed)
September 1, 1984                                   Pollution Control Series H (redeemed)
December 1, 1984                                    Resource Recovery Series I (redeemed)
May 1, 1985                                         Series due June 1, 2015 (redeemed)
September 1, 1985                                   Pollution Control Series J, K and L
July 1, 1989                                        Series due July 1, 2019 (redeemed)
June 1, 1990                                        Series due June 1, 2020 (redeemed)
October 1, 1992                                     Series due October 1, 1997 (retired)
April 1, 1993                                       Series due April 1, 2003
December 1, 1993                                    Series due December 1, 2000, and December 1, 2005
February 1, 1994                                    Series due February 1, 1999
October 1, 1994                                     Series due October 1, 2001
June 1, 1995                                        Series due July 1, 2025
April 1, 1997                                       Pollution Control Series M (redeemed), N, O and P
March 1, 1998                                       Series due March 1, 2023 and March 1, 2028
May 1, 1999                                         Resource Recovery Series Q
June 1, 2000                                        Resource Recovery Series R; and

         WHEREAS, on August 18, 2000 New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and


         WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company's subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture, were assumed by, the Company (the "Assignment"); and


         WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as Trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and


         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and


         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and


         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and


         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and


         WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, the Trustee accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and


         WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and


         WHEREAS, the Company is entering into a Credit Agreement dated as of August 15, 2002 among the Company, Wells Fargo Bank, National Association, as Lead Arranger and Administrative Agent (the "Administrative Agent"), and the other banks party thereto

(collectively, the "Banks"), pursuant to which the Company can borrow up to 300,000,000 at any one time outstanding; and


         WHEREAS, in order to secure the Company's Obligations under and as defined in the Credit Agreement, the Company desires to provide for the issuance under the Indenture to the Administrative Agent, for the benefit of itself, the Co-Agents and the Banks, of a new series of bonds to be designated "First Mortgage Bonds, Series due August 15, 2003 (the "Bonds"); and


         WHEREAS, the Bonds to be issued as registered bonds without coupons in denominations of a multiple of $1000, and the bonds of said series to be substantially in the form and of the tenor following, to-wit:


                                 (Form of Bonds)
                          NORTHERN STATES POWER COMPANY
             (Incorporated under the laws of the State of Minnesota)
                               First Mortgage Bond
                           Series due August 15, 2003


No. _________                                                        $__________





         THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.


         PURSUANT TO A SECURITY AGREEMENT (THE "PLEDGE AGREEMENT") DATED AUGUST 15, 2002 BETWEEN THE COMPANY (AS DEFINED BELOW) AND THE ADMINISTRATIVE AGENT (AS DEFINED BELOW), THIS BOND AND ALL PROCEEDS THEREOF HAVE BEEN PLEDGED TO SECURE CERTAIN OBLIGATIONS OF THE COMPANY. THE PLEDGE AGREEMENT SETS FORTH VARIOUS PROVISIONS REGARDING (AMONG OTHER THINGS) THE PAYMENT OF AND VOTING RIGHTS WITH RESPECT TO THIS BOND. THE COMPANY AND (BY THEIR ACCEPTANCE THEREOF) EACH HOLDER OF THIS BOND AGREE THAT THE RIGHTS OF THE PARTIES WITH RESPECT TO THIS BOND SHALL IN ALL RESPECTS BE SUBJECT TO SUCH LIMITATIONS AND OTHER PROVISIONS OF THE PLEDGE AGREEMENT.


         NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby promises to pay to Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), on behalf of itself and the Banks (as defined below), or registered assigns, at the office of the Trustee in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, on August 15, 2003 (the "Stated Maturity Date") or upon earlier declaration of acceleration the sum of _________________________ Dollars ($___________).
Interest shall be payable on this bond from the date hereof on the Stated Maturity Date or upon earlier declaration of acceleration at the office of the Trustee in Chicago, Illinois, or, at the option of the registered owner, the agency of the Company in the Borough of Manhattan, City and State of New York, at a rate equal to the rate of interest publicly announced from time to time by the Administrative Agent as its "prime" or "base" rate or, if the Administrative Agent ceases to announce a rate so designated, any similar rate designated by the Administrative Agent, plus in either case 200 basis points. This bond shall bear interest from the date hereof. Payment of the principal and interest on this bond shall be made in the lawful money of the United States.


         This bond is issued to the Administrative Agent by the Company pursuant to the Company's obligations under the Credit Agreement, dated as of August 15, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Administrative Agent, and the other banks party thereto from time to time (collectively, the "Banks"). This bond shall be held by the Administrative Agent subject to the terms of the Credit Agreement and the Security Agreement dated as of August 15, 2002 between the Company and the Administrative Agent.


         It shall be an additional term and condition of the bonds of this series that, in the event (i) an Event of Default under and as defined in the Credit Agreement has occurred under Section 7.1(a) of the Credit Agreement by reason of a failure by the Company to make a payment of principal or interest when the same shall be due and payable pursuant to the Credit Agreement or (ii) the Notes (as defined in the Credit Agreement) are declared due and payable pursuant to Section 7.2 of the Credit Agreement, then the occurrence of either such event shall be deemed to be a completed default, for purposes of Section 1(a) of Article XIII of the Original Indenture prior to the Effective Date (as defined below), and a Completed Default, for purposes of Section 13.01(a) of the Indenture on and after the Effective Date, and the definitions of completed default and Completed Default in the Original Indenture and the Indenture, respectively, are modified accordingly for purposes of the bonds of this series.


         The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Administrative Agent, signed by an authorized officer of the Administrative Agent and attested by the Secretary or an Assistant Secretary of the Administrative Agent, stating that the payment of principal of or interest on this bond has not been fully paid when due and specifying the amount of funds required to make such payment.


         This bond has been issued by the Company to the Administrative Agent to
(i) provide for the payment of the Company's obligations to make payments to any person under the Credit Agreement and (ii) provide to such persons the benefits of the security provided for this bond pursuant to the Indenture.


         This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 49 supplemental trust indentures (collectively, the "Supplemental Indentures" and together with the 1937 Indenture, the "Original Indenture"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to BNY Midwest Trust Company, as successor to Harris Trust and Savings Bank, as Trustee (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture herein are referred to collectively as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture, including the New Supplemental Indenture, provided.


         With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66 2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.


         The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.


         The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.


         Bonds of this series are not redeemable by the Company prior to the Stated Maturity Date for any reason, and are not subject to a sinking fund.


         This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan,

City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.


         Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.


         No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.


         No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.


         This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of BNY Midwest Trust Company, as Trustee under the Indenture, or its successor thereunder.


         IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.


Dated as of _________________               NORTHERN STATES POWER COMPANY





Attest:                                     By:
       -------------------------------         ---------------------------------
         Secretary                                  President

                         (Form of Trustee's Certificate)


         This bond is one of the bonds of the series designated thereon, described in the within-mentioned Indenture.

                                             BNY MIDWEST TRUST COMPANY,
                                             As Trustee,


                                             By:________________________________
                                                   Authorized Officer

and


         WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of August 1, 2000; and


         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and


         WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of the Company; and


         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;


         Now THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with BNY Midwest Trust Company, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder as follows:


                                   ARTICLE I.
                  SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                       THE LIEN OF THE ORIGINAL INDENTURE.


         SECTION 1.01. The Company in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof;


         Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services, and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;


         Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;


         All the estate, right, title, interest, and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;


         To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.


                                   ARTICLE II.
                           FORM AND EXECUTION OF BONDS


         SECTION 2.01. There hereby is created, for issuance under the Indenture, a series of bonds designated Series due August 15, 2003 in the aggregate principal amount of $308,000,000, which shall bear the descriptive title "First Mortgage Bonds, Series due August 15, 2003" (the "Bonds"), and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Bonds shall be issued as registered bonds without coupons in denominations of a multiple of $1,000 and shall be substantially of the tenor and purport hereinbefore recited. The principal amount of the Bonds shall be payable on August 15, 2003 (the "Stated Maturity Date") or upon earlier declaration of acceleration. Interest shall be payable on the Bonds on the Stated Maturity Date or upon earlier declaration of acceleration at a rate equal to the rate of interest publicly announced from time to time by the Administrative Agent as its "prime" or "base" rate or, if the Administrative Agent ceases to announce a rate so designated, any similar rate designated by the Administrative Agent, plus in either case 200 basis points. The Bonds shall bear interest from August 15, 2002. Principal and interest on the Bonds shall be payable at the office of the Trustee in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York. Payment of the principal and interest on the Bonds shall be made in the lawful money of the United States.


         The Bonds are being issued to the Administrative Agent by the Company pursuant to the Company's obligations under the Credit Agreement and shall be held by the Administrative Agent subject to the terms of the Credit Agreement and the Security Agreement dated as of August 15, 2002 between the Company and the Administrative Agent.


         It shall be an additional term and condition of the Bonds that, in the event (i) an Event of Default under and as defined in the Credit Agreement has occurred under Section 7.1(a) of the Credit Agreement by reason of a failure by the Company to make a payment of principal or interest when the same shall be due and payable pursuant to the Credit Agreement or (ii) the Notes (as defined in the Credit Agreement) are declared due and payable pursuant to Section 7.2 of the Credit Agreement, then the occurrence of either such event shall be deemed to be a completed default, for purposes of Section 1(a) of Article XIII of the Original Indenture prior to the Effective Date, and a Completed Default, for purposes of Section 13.01(a) of the Indenture on and after the Effective Date, and the definitions of completed default and Completed Default in the Original Indenture and the Indenture, respectively, are modified accordingly for purposes of the Bonds.


         The Bonds have been issued by the Company to the Administrative Agent to (i) provide for the payment of the Company's obligations to make payments to any person under the Credit Agreement and (ii) provide to such persons the benefits of the security provided for the Bonds pursuant to the Indenture.


         SECTION 2.02. The Bonds are not redeemable by the Company prior to the Stated Maturity Date for any reason and are not subject to a sinking fund.


         SECTION 2.03. The registered owner of any Bond or Bonds, at his option may surrender the same with other Bonds of such series at the office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.


         SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Bonds, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.


         SECTION 2.05. The Bonds, shall be executed on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President, and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary. In case any of the officers who shall have signed any Bonds or attested the seal thereon or whose facsimile signature shall be borne by the Bonds shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon or whose facsimile signature is borne by the Bonds had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested by manual or facsimile signature in behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.


         SECTION 2.06. The registered holder of all of the Bonds shall be the Administrative Agent.

                                  ARTICLE III.
                      APPOINTMENT OF AUTHENTICATING AGENT.


         SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Bonds, in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.


         SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $10,000,000, and is subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.


         (b) Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.


         (c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties, and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.


         (d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 3.02, reasonable compensation for its services.

         SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Bonds, shall have endorsed thereon, in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:


         This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.


                                            BNY MIDWEST TRUST COMPANY,
                                            as Trustee,



                                            By _________________________________
                                                     Authenticating Agent,


                                            By _________________________________
                                                      Authorized Officer.


         SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.


                                   ARTICLE IV.
                          FINANCING STATEMENT TO COMPLY
                        WITH THE UNIFORM COMMERCIAL CODE.


         SECTION 4.01. The name and address of the debtor and secured party are set forth below:


                  Debtor:                   Northern States Power Company
                                            414 Nicollet Mall
                                            Minneapolis, Minnesota 55401


                  Secured Party:            BNY Midwest Trust Company, Trustee
                                            2 North LaSalle Street
                                            Suite 1020
                                            Chicago, Illinois 60602


         NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.


         SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.


         SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows.

FIRST MORTGAGE BONDS                                                 PRINCIPAL AMOUNT
----------------------------------------                       ----------------------------
Series due April 1, 2003                                                   $80,000,000
Series due December 1, 2005                                                $70,000,000
Pollution Control Series J                                                  $5,450,000
Pollution Control Series K                                                  $3,400,000
Pollution Control Series L                                                  $4,850,000
Series due July 1, 2025                                                   $250,000,000
Pollution Control Series N                                                 $27,900,000
Pollution Control Series O                                                 $50,000,000
Pollution Control Series P                                                 $50,000,000
Series due March 1, 2028                                                  $150,000,000
Series due March 1, 2003                                                  $100,000,000
Resource Recovery Series Q                                                 $15,170,000
Resource Recovery Series R                                                 $19,615,000
Series Due August 15, 2003                                                $308,000,000


         SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by said Indenture.


         SECTION 4.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:


         Original Indenture
                  Dated February 1, 1937


         Supplemental Indenture
                  Dated June 1, 1942


         Supplemental Indenture
                  Dated February 1, 1944


         Supplemental Indenture
                  Dated October 1, 1945


         Supplemental Indenture
                  Dated July 1, 1948


         Supplemental Indenture
                  Dated August 1, 1949


         Supplemental Indenture
                  Dated June 1, 1952

         Supplemental Indenture
                  Dated October 1, 1954


         Supplemental Indenture
                  Dated September 1, 1956


         Supplemental Indenture
                  Dated August 1, 1957


         Supplemental Indenture
                  Dated July 1, 1958


         Supplemental Indenture
                  Dated December 1, 1960


         Supplemental Indenture
                  Dated August 1, 1961


         Supplemental Indenture
                  Dated June 1, 1962


         Supplemental Indenture
                  Dated September 1, 1963


         Supplemental Indenture
                  Dated August 1, 1966


         Supplemental Indenture
                  Dated June 1, 1967


         Supplemental Indenture
                  Dated October 1, 1967


         Supplemental Indenture
                  Dated May 1, 1968


         Supplemental Indenture
                  Dated October 1, 1969


         Supplemental Indenture
                  Dated February 1, 1971


         Supplemental Indenture
                  Dated May 1, 1971


         Supplemental Indenture
                  Dated February 1, 1972

         Supplemental Indenture
                  Dated January 1, 1973


         Supplemental Indenture
                  Dated January 1, 1974


         Supplemental Indenture
                  Dated September 1, 1974


         Supplemental Indenture
                  Dated April 1, 1975


         Supplemental Indenture
                  Dated May 1, 1975


         Supplemental Indenture
                  Dated March 1, 1976


         Supplemental Indenture
                  Dated June 1, 1981


         Supplemental Indenture
                  Dated December 1, 1981


         Supplemental Indenture
                  Dated May 1, 1983


         Supplemental Indenture
                  Dated December 1, 1983


         Supplemental Indenture
                  Dated September 1, 1984


         Supplemental Indenture
                  Dated December 1, 1984


         Supplemental Indenture
                  Dated May 1, 1985


         Supplemental Indenture
                  Dated September 1, 1985


         Supplemental and Restated Indenture
                  Dated May 1, 1988


         Supplemental Indenture
                  Dated July 1, 1989

         Supplemental Indenture
                  Dated June 1, 1990


         Supplemental Indenture
                  Dated October 1, 1992


         Supplemental Indenture
                  Dated April 1, 1993


         Supplemental Indenture
                  Dated December 1, 1993


         Supplemental Indenture
                  Dated February 1, 1994


         Supplemental Indenture
                  Dated October 1, 1994


         Supplemental Indenture
                  Dated June 1, 1995


         Supplemental Indenture
                  Dated April 1, 1997


         Supplemental Indenture
                  Dated March 1, 1998


         Supplemental Indenture
                  Dated May 1, 1999


         Supplemental Indenture
                  Dated June 1, 2000


         Supplemental Indenture
                  Dated August 1, 2000


         SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.


                                   ARTICLE V.
                            AMENDMENTS TO INDENTURE.


         SECTION 5.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including the Bonds) originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.


                                   ARTICLE VI.
                                 MISCELLANEOUS.


         SECTION 6.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate), and the Trustee shall incur no responsibility in respect of such matters.


         SECTION 6.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April
1, 1997, March 1, 1997, March 1, 1998, May 1, 1999, June 1, 2000 and August 1,
2000.


         SECTION 6.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.


         (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.


         SECTION 6.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix, "1937," "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         SECTION 6.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.


         SECTION 6.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.


         (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used, and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


         The principal amount of obligations to be issued forthwith under the Indenture is $308,000,000.

         IN WITNESS WHEREOF, on this ____ day of August, 2002, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated as of June 1, 2002, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and BNY MIDWEST TRUST COMPANY, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated as of June 1, 2002, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary, an Assistant Secretary, or an Assistant Vice President for and in its behalf.

                                           NORTHERN STATES POWER COMPANY


                                           -------------------------------------
                                           By: Paul E. Pender
                                               Its: Vice President and Treasurer

Attest:


------------------------------------
Nancy Haley
Assistant Secretary


Executed by Northern States Power Company in presence of:



------------------------------------                            (CORPORATE SEAL)
Mary Schell, Witness



------------------------------------
Elizabeth Blohm, Witness

                                           BNY MIDWEST TRUST COMPANY, as Trustee


                                           -------------------------------------
                                           By: J. Bartolini
                                               Its:Vice President

Attest:


------------------------------------
M. Callahan
Assistant Vice President

Executed by BNY Midwest Trust Company in presence of:


------------------------------------
 K. Gibson, Witness                                             (CORPORATE SEAL)


------------------------------------
A. Hernandez, Witness

STATE OF MINNESOTA                       )
                                         )     ss.
COUNTY OF HENNEPIN                       )

         On this ____ day of August, A.D. 2002, before me, Sharon Quellhorst, a Notary Public in and for said County in the State aforesaid, personally appeared Paul E. Pender and Nancy Haley, to me personally known, and to me known to be Vice President and Treasurer and Assistant Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each did say that he, the said Paul E. Pender is Vice President and Treasurer, and she, the said Nancy Haley, is Assistant Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said Paul E. Pender and Nancy Haley each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.


         WITNESS my hand and notarial seal this ____ day of August, A.D. 2002.




______________________________________                             (NOTARY SEAL)
Sharon Quellhorst
Notary Public
My commission expires January 31, 2005

STATE OF MINNESOTA                       )
                                         )     ss.
COUNTY OF HENNEPIN                       )

         Paul E. Pender and Nancy Haley, being severally duly sworn, each deposes and says that he, the said Paul E. Pender, is Vice President and Treasurer, and she, the said Nancy Haley, is Assistant Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself or herself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.


----------------------------------          ------------------------------------
Paul E. Pender                              Nancy Haley


         Subscribed and sworn to before me this ____ day of August, A.D. 2002.




______________________________________                             (NOTARY SEAL)
Sharon Quellhorst
Notary Public
My commission expires January 31, 2005

STATE OF ILLINOIS                        )
                                         )     ss.
COUNTY OF COOK                           )

         On this ____ day of August, A.D. 2002, before me, L. Garcia, a Notary Public in and for said County in the State aforesaid, personally appeared J. Bartolini and M. Callahan, to me personally known, and to me known to be Vice President and Assistant Vice President, respectively, of BNY Midwest Trust Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that she, the said J. Bartolini is Vice President, and she, the said M. Callahan, is Assistant Vice President, of said BNY Midwest Trust Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said J. Bartolini and M. Callahan each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.


         WITNESS my hand and notarial seal this ____ day of August, A.D. 2002.




______________________________________                             (NOTARY SEAL)
L. Garcia
Notary Public
My commission expires July 8, 2006

STATE OF ILLINOIS                        )
                                         )     ss.
COUNTY OF COOK                           )

         J. Bartolini and M. Callahan, being severally duly sworn, each for herself deposes and says that she, the said J. Bartolini, is Vice President, and she, the said M. Callahan, is Assistant Vice President, of BNY Midwest Trust Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee, and each for herself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.


---------------------------------           ------------------------------------
J. Bartolini                                M. Callahan


         Subscribed and sworn to before me this ____ day of August, A.D. 2002.




______________________________________                             (NOTARY SEAL)
L. Garcia
Notary Public
My commission expires July 8, 2006

                                   SCHEDULE A


         The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to BNY Midwest Trust Company, Trustee, made as of June 1, 2002, includes the following property hereinafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.


                      PROPERTIES IN THE STATE OF MINNESOTA


                                   LYON COUNTY


The following described real property, situate, lying and being in the County of Lyon, to wit:


Lyon County Substation


The South 833 feet of the West 833 feet of the Southwest Quarter (SW1/4) of Section Twenty-eight (28), Township One Hundred Twelve (112), Range Forty (40).

         This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.


         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.